                                                         Exhibit Index on page 6

    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 24, 1999

                                                  Registration No. 333-

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM S-8

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933


                              VORNADO REALTY TRUST
             (Exact Name of Registrant as Specified in Its Charter)

            MARYLAND                                       22-1657560
 (State or Other Jurisdiction of                          (IRS Employer
 Incorporation or Organization)                        Identification Number)

   PARK 80 WEST, PLAZA II, SADDLE BROOK, NEW JERSEY           07663
      (Address of Principal Executive Offices)              (Zip Code)

                  VORNADO REALTY TRUST 1993 OMNIBUS SHARE PLAN
                            (Full Title of the Plan)

                                  JOSEPH MACNOW
                              VORNADO REALTY TRUST
             PARK 80 WEST, PLAZA II, SADDLE BROOK, NEW JERSEY 07663
                     (Name and Address of Agent for Service)

                                 (201) 587-1000
          (Telephone Number, Including Area Code, of Agent for Service)

                                   Copies to:
                              Alan Sinsheimer, Esq.
                               Sullivan & Cromwell
                                125 Broad Street
                            New York, New York 10004

                         CALCULATION OF REGISTRATION FEE

 Title Of                              Number Of                             Proposed
Securities                              Shares           Proposed             Maximum        Amount Of
  To Be                                  To Be       Maximum Offering        Aggregate      Registration
Registered                            Registered    Price Per Share(1)   Offering Price(1)      Fee
----------                            ----------    ------------------   -----------------      ---
Common Shares
 Of Beneficial
Interest (Par Value $.04
   Per Share)........................ 7,000,000     $          37.5625   $     262,937,500  $     73,097
                                      =========     ==================   =================  ============

(1) Estimated solely for the purpose of calculating the registration fee. Such estimate has been computed in accordance with Rule 457(h) based upon the average of the high and low price of the Common Shares of Beneficial Interest of Vornado Realty Trust as reported on the New York Stock Exchange on June 21, 1999.

             STATEMENT PURSUANT TO GENERAL INSTRUCTION E TO FORM S-8

The contents of the Registrant's Registration Statement on Form S-8 (File No. 333-09159), as filed with the Securities and Exchange Commission on July 30, 1996, are hereby incorporated by reference.

ITEM 8. EXHIBITS.

EXHIBIT
NUMBER            DESCRIPTION

4.1 Amended and Restated Declaration of Trust of the Company, amended April 3, 1997 (incorporated by reference to Exhibit 3.1 of Vornado Realty Trust's Registration Statement on Form S-8 (File No. 333-29011), filed on June 12, 1997)

4.2 Articles of Amendment of Declaration of Trust of Vornado Realty Trust, as filed with the State Department of Assessments and Taxation of Maryland on April 22, 1998 (incorporated by reference to Exhibit 3.1 of Vornado Realty Trust's Current Report on Form 8-K dated April 22, 1998 (File No. 001-11954), filed on April 28,
              1998)

4.3 Articles Supplementary classifying Vornado Realty Trust's $3.25 Series A Preferred Shares of Beneficial Interest, liquidation preference $50.00 per share (incorporated by reference to Exhibit
              4.1 of Vornado Realty Trust's Current Report on Form 8-K/A, dated April 3, 1997 (File No. 001-11954), filed on April 8, 1997)

4.4 Articles Supplementary classifying Vornado Realty Trust's Series D-1 8.5% Cumulative Redeemable Preferred Shares of Beneficial Interest, liquidation preference $25.00 per share, no par value (incorporated by reference to Exhibit 3.1 of Vornado Realty Trust's Current Report on Form 8-K dated November 12, 1998 (File No. 001-11954), filed on November 30, 1998)

4.5 Articles Supplementary classifying additional Series D-1 8.5% Preferred Shares of Beneficial Interest, liquidation preference $25.00 per share, no par value (incorporated by reference to Exhibit 3.2 of Vornado Realty Trust's Current Report on Form 8-K/A, dated November 12, 1998 (File No. 001-11954), filed on February 9, 1999)

4.6 Articles Supplementary classifying Vornado Realty Trust's 8.5% Series B Cumulative Redeemable Preferred Shares of Beneficial Interest, liquidation preference $25.00 per share, no par value (incorporated by reference to Exhibit 3.3 of Vornado Realty Trust's Current Report on Form 8-K, dated March 3, 1999 (File No. 001-11954), filed on March 17, 1999)

4.7 Articles Supplementary classifying Vornado Realty Trust's 8.5% Series C Cumulative Redeemable Preferred Shares of Beneficial Interest, liquidation preference $25.00 per share, no par value (incorporated by reference to Exhibit 3.7 of Vornado Realty Trust's Registration Statement on Form 8-A (File No. 001-11954), filed on May 19, 1999)

4.8 By-laws of Vornado Realty Trust, as amended on April 28, 1997 (incorporated by reference to Exhibit 3(b) of Vornado Realty Trust's Quarterly Report on Form 10-Q for the period ended March 31, 1997 (File No. 001-11954), filed on May 14, 1997)

4.9 Second Amended and Restated Agreement of Limited Partnership of Vornado Realty L.P., dated as of October 20, 1997 (the "Partnership Agreement") (incorporated by reference to Exhibit 3.4 of Vornado Realty Trust's Annual Report on Form 10-K for the year ended December 31, 1997 (File No. 001-11954), filed on March 31,
              1998)

4.10 Amendment, dated as of December 16, 1997, to the Partnership Agreement (incorporated by reference to Exhibit 3.5 of Vornado Realty Trust's Annual Report on Form 10-K for the year ended December 31, 1997 (File No. 001-11954), filed on March 31, 1998)

4.11 Second Amendment, dated as of April 1, 1998, to the Partnership Agreement (incorporated by reference to Exhibit 3.5 of Vornado Realty Trust's Registration Statement on Form S-3 (File No. 333-50095), filed on April 14, 1998)

4.12 Third Amendment, dated as of November 12, 1998, to the Partnership Agreement (incorporated by reference to Exhibit 3.2 of Vornado Realty Trust's Current Report on Form 8-K, dated November 12, 1998 (File No. 1-11954), filed on November 30, 1998)

4.13 Fourth Amendment to the Partnership Agreement, dated as of November 30, 1998 (incorporated by reference to Exhibit 3.1 of Vornado Realty Trust's Current Report on Form 8-K, dated December 1, 1998 (File No. 1-11954), filed on February 9, 1999)

4.14 Exhibit A to the Partnership Agreement, dated as of December 22, 1998 (incorporated by reference to Exhibit 3.4 of Vornado Realty Trust's Current Report on form 8-K/A, dated November 12, 1998 (File No. 1-11954), filed on February 9, 1999)

4.15 Fifth Amendment to the Partnership Agreement, dated as of March 3, 1999 (incorporated by reference to Exhibit 3.1 of Vornado Realty Trust's Current Report on Form 8-K, dated March 3, 1999 (File No. 1-11954), filed on March 17, 1999)

4.16 Vornado Realty Trust's 1993 Omnibus Share Plan, as amended (incorporated by reference to Exhibit 4.1 of Vornado Realty Trust's Registration Statement on Form S-8 (File No. 333-29011), filed on June 12, 1997)

4.17 Specimen certificate representing Vornado Realty Trust's Common Shares of Beneficial Interest (incorporated by reference to Amendment No. 1 to Vornado Realty Trust's Registration Statement on Form S-3 (File No. 33-62395), filed on October 26, 1995)

4.18 Specimen certificate evidencing Vornado Realty Trust's $3.25 Series A Preferred Shares of Beneficial Interest, liquidation preference $50.00 per share, no par value (incorporated by reference to Exhibit 4.2 of Vornado Realty Trust's Current Report on Form 8-K, dated April 3, 1997 (File No. 001-11954), filed on April 8, 1998)

4.19 Specimen certificate evidencing Vornado Realty Trust's 8.5% Series B Cumulative Redeemable Preferred Shares of Beneficial Interest, liquidation preference $25.00 per share, no par value (incorporated by reference to Exhibit 4.2 of Vornado Realty Trust's Registration Statement on Form 8-A (File No. 001-11954), filed on March 15, 1999)

4.20 Specimen certificate evidencing Vornado Realty Trust's 8.5% Series C Cumulative Redeemable Preferred Shares of Beneficial Interest, liquidation preference $25.00 per share, no par value (incorporated by reference to Exhibit 4.2 of Vornado Realty Trust's Registration Statement on Form 8-A (File No. 001-11954), filed on May 19, 1999)

5.1           Opinion of Ballard Spahr Andrews & Ingersoll, LLP

23.1 Consent of Ballard Spahr Andrews & Ingersoll, LLP (included in its opinion filed as Exhibit 5.1)

23.2          Consents of Deloitte & Touche LLP

23.3          Consent of Friedman Alpren & Green LLP

23.4          Consent of Sharrard, McGee & Co., P.A.

23.5          Consent of KPMG LLP

24.1          Powers of Attorney (included on page 5)

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, Vornado Realty Trust certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement on Form S-8 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Saddle Brook and State of New Jersey, on June 24, 1999.

                              VORNADO REALTY TRUST,
                     a Maryland real estate investment trust

                                By: /s/ Irwin Goldberg
                                    ------------------
                                    Irwin Goldberg
                                    Vice President - Chief Financial Officer
                                    (Principal Financial and Accounting Officer)

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Steven Roth, Michael D. Fascitelli, Joseph Macnow and Irwin Goldberg, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) and supplements to this Registration Statement and any and all registration statements necessary to register additional securities, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature                                  Title                         Date
/s/ Steven Roth             Chairman of the Board of Trustees      June 24, 1999
-------------------------   (Principal Executive Officer)
Steven Roth

/s/ Michael D. Fascitelli   President and Trustee                  June 24, 1999
-------------------------
Michael D. Fascitelli

/s/ Irwin Goldberg          Vice President - Chief                 June 24, 1999
-------------------------   Financial Officer
Irwin Goldberg              (Principal Financial
                            and Accounting Officer)

/s/ David Mandelbaum
-------------------------
David Mandelbaum            Trustee                                June 24, 1999

/s/ Stanley Simon
-------------------------
Stanley Simon               Trustee                                June 24, 1999

/s/ Ronald G. Targan
-------------------------
Ronald G. Targan            Trustee                                June 24, 1999

/s/ Richard R. West
-------------------------
Richard R. West             Trustee                                June 24, 1999

/s/ Russell B. Wight, Jr.
-------------------------
Russell B. Wight, Jr.       Trustee                                June 24, 1999

                                  EXHIBIT INDEX

Exhibit
Number                       Description

4.1. Amended and Restated Declaration of Trust of the Company, amended April 3, 1997 (incorporated by reference to Exhibit 3.1 of Vornado Realty Trust's Registration Statement on Form S-8 (File No. 333-29011), filed on June 12, 1997)

4.2. Articles of Amendment of Declaration of Trust of Vornado Realty Trust, as filed with the State Department of Assessments and Taxation of Maryland on April 22, 1998 (incorporated by reference to Exhibit 3.1 of Vornado Realty Trust's Current Report on Form 8-K dated April 22, 1998 (File No. 001-11954), filed on April 28,
              1998)

4.3. Articles Supplementary classifying Vornado Realty Trust's $3.25 Series A Preferred Shares of Beneficial Interest, liquidation preference $50.00 per share (incorporated by reference to Exhibit
              4.1 of Vornado Realty Trust's Current Report on Form 8-K/A, dated April 3, 1997 (File No. 001-11954), filed on April 8, 1997)

4.4. Articles Supplementary classifying Vornado Realty Trust's Series D-1 8.5% Cumulative Redeemable Preferred Shares of Beneficial Interest, liquidation preference $25.00 per share, no par value (incorporated by reference to Exhibit 3.1 of Vornado Realty Trust's Current Report on Form 8-K dated November 12, 1998 (File No. 001-11954), filed on November 30, 1998)

4.5. Articles Supplementary classifying additional Series D-1 8.5% Preferred Shares of Beneficial Interest, liquidation preference $25.00 per share, no par value (incorporated by reference to Exhibit 3.2 of Vornado Realty Trust's Current Report on Form 8-K/A, dated November 12, 1998 (File No. 001-11954), filed on February 9, 1999)

4.6. Articles Supplementary classifying Vornado Realty Trust's 8.5% Series B Cumulative Redeemable Preferred Shares of Beneficial Interest, liquidation preference $25.00 per share, no par value (incorporated by reference to Exhibit 3.3 of Vornado Realty Trust's Current Report on Form 8-K, dated March 3, 1999 (File No. 001-11954), filed on March 17, 1999)

4.7. Articles Supplementary classifying Vornado Realty Trust's 8.5% Series C Cumulative Redeemable Preferred Shares of Beneficial Interest, liquidation preference $25.00 per share, no par value (incorporated by reference to Exhibit 3.7 of Vornado Realty Trust's Registration Statement on Form 8-A (File No. 001-11954), filed on May 19, 1999)

4.8. By-laws of Vornado Realty Trust, as amended on April 28, 1997 (incorporated by reference to Exhibit 3(b) of Vornado Realty Trust's Quarterly Report on Form 10-Q for the period ended March 31, 1997 (File No. 001-11954), filed on May 14, 1997)

4.9. Second Amended and Restated Agreement of Limited Partnership of Vornado Realty L.P., dated as of October 20, 1997 (the "Partnership Agreement") (incorporated by reference to Exhibit 3.4 of Vornado Realty Trust's Annual Report on Form 10-K for the year ended December 31, 1997 (File No. 001-11954), filed on March 31,
              1998)

4.10. Amendment, dated as of December 16, 1997, to the Partnership Agreement (incorporated by reference to Exhibit 3.5 of Vornado Realty Trust's Annual Report on Form 10-K for the year ended December 31, 1997 (File No. 001-11954), filed on March 31, 1998)

4.11. Second Amendment, dated as of April 1, 1998, to the Partnership Agreement (incorporated by reference to Exhibit 3.5 of Vornado Realty Trust's Registration Statement on Form S-3 (File No. 333-50095), filed on April 14, 1998)

4.12. Third Amendment, dated as of November 12, 1998, to the Partnership Agreement (incorporated by reference to Exhibit 3.2 of Vornado Realty Trust's Current Report on Form 8-K, dated November 12, 1998 (File No. 1-11954), filed on November 30, 1998)

4.13. Fourth Amendment to the Partnership Agreement, dated as of November 30, 1998 (incorporated by reference to Exhibit 3.1 of Vornado Realty Trust's Current Report on Form 8-K, dated December 1, 1998 (File No. 1-11954), filed on February 9, 1999)

4.14. Exhibit A to the Partnership Agreement, dated as of December 22, 1998 (incorporated by reference to Exhibit 3.4 of Vornado Realty Trust's Current Report on form 8-K/A, dated November 12, 1998 (File No. 1-11954), filed on February 9, 1999)

4.15. Fifth Amendment to the Partnership Agreement, dated as of March 3, 1999 (incorporated by reference to Exhibit 3.1 of Vornado Realty Trust's Current Report on Form 8-K, dated March 3, 1999 (File No. 1-11954), filed on March 17, 1999)

4.16. Vornado Realty Trust 1993 Omnibus Share Plan, as amended (incorporated by reference to Exhibit 4.1 of Vornado Realty Trust's Registration Statement on Form S-8 (File No. 333-29011), filed on June 12, 1997)

4.17. Specimen certificate representing Vornado Realty Trust's Common Shares of Beneficial Interest (incorporated by reference to Amendment No. 1 to Vornado Realty Trust's Registration Statement on Form S-3 (File No. 33-62395), filed on October 26, 1995)

4.18. Specimen certificate evidencing Vornado Realty Trust's $3.25 Series A Preferred Shares of Beneficial Interest, liquidation preference $50.00 per share, no par value (incorporated by reference to Exhibit 4.2 of Vornado Realty Trust's Current Report on Form 8-K, dated April 3, 1997 (File No. 001-11954), filed on April 8, 1998)

4.19. Specimen certificate evidencing Vornado Realty Trust's 8.5% Series B Cumulative Redeemable Preferred Shares of Beneficial Interest, liquidation preference $25.00 per share, no par value (incorporated by reference to Exhibit 4.2 of Vornado Realty Trust's Registration Statement on Form 8-A (File No. 001-11954), filed on March 15, 1999)

4.20. Specimen certificate evidencing Vornado Realty Trust's 8.5% Series C Cumulative Redeemable Preferred Shares of Beneficial Interest, liquidation preference $25.00 per share, no par value (incorporated by reference to Exhibit 4.2 of Vornado Realty Trust's Registration Statement on Form 8-A (File No. 001-11954), filed on May 19, 1999)

5.1           Opinion of Ballard Spahr Andrews & Ingersoll, LLP

23.1 Consent of Ballard Spahr Andrews & Ingersoll, LLP (included in its opinion filed as Exhibit 5.1)

23.2          Consents of Deloitte & Touche LLP

23.3          Consent of Friedman Alpren & Green LLP

23.4          Consent of Sharrard, McGee & Co., P.A.

23.5          Consent of KPMG LLP

24.1          Powers of Attorney (included on page 5)